Exhibit 99.1

NGM Announces Nomination of Roger M. Perlmutter for Election to its Board of Directors

SOUTH SAN FRANCISCO, Calif., April 28, 2021 (GLOBE NEWSWIRE) — NGM Biopharmaceuticals, Inc. (NGM) (Nasdaq: NGM), a biotechnology company focused on discovering and developing transformative therapeutics for patients, announced today the nomination of Roger M. Perlmutter, M.D., Ph.D., to stand for election to the company’s board of directors at its June 8, 2021 annual meeting of stockholders.

Dr. Perlmutter brings a wealth of expertise in drug discovery and development as a highly accomplished biopharma industry leader and academic with over 35 years of experience. Dr. Perlmutter is currently Chairman of Merck Research Laboratories, and for the previous nearly eight years was executive vice president of Merck & Co. and president of Merck Research Laboratories. While at Merck, Dr. Perlmutter played a pivotal role in the approval and development of numerous lifesaving medicines and, in particular, was responsible for the development of KEYTRUDA® (pembrolizumab), Merck’s breakthrough anti-PD-1 therapy. Prior to Merck, Dr. Perlmutter was executive vice president and head of research and development at Amgen, where he was responsible for the registration of novel therapeutics in the areas of oncology, endocrinology, hematology, inflammation and osteoporosis, including Sensipar®, Prolia® and XGEVA®.

“A true scientific pioneer, Roger’s insights and extensive experience bringing powerful medicines from bench to bedside is ideal for NGM’s biology-driven approach and our mission to deliver life-changing medicines,” said David J. Woodhouse, Ph.D., Chief Executive Officer at NGM. “We are thrilled with Roger’s nomination and look forward to his many contributions as we advance our diverse clinical pipeline in liver and metabolic diseases, retinal diseases and oncology and continue to operate our highly productive discovery research engine.”

Dr. Perlmutter’s nomination for election as a Class II director will be voted on at NGM’s 2021 annual meeting of stockholders. Jin-Long Chen, Ph.D., NGM’s Founder and Chief Scientific Officer and a current board member, will also stand for re-election as a Class II director. NGM’s other two current Class II directors, David Schnell, M.D., and McHenry (Mac) T. Tichenor, Jr., who have served on our Board of Directors since January 2008 and March 2010, respectively, are resigning from NGM’s Board of Directors, effective upon the expiration of their respective terms at the 2021 annual meeting, and are not standing for reelection.

“As a luminary in our industry, Roger has an extensive track record leading highly productive teams translating breakthrough science into impactful medicines that treat grievous disease. Given the broad range of Roger’s drug discovery and development expertise, we are honored that Roger has agreed to join the NGM board. His recent experience developing Keytruda is an especially powerful match with NGM’s emerging oncology portfolio,” said Bill Rieflin, Executive Chairman at NGM. “On behalf of our Board, I’d also like to thank David and Mac for their decade of devoted service and intellectual contributions to NGM’s evolution.”

“I have dedicated my professional career to developing medicines that improve and extend life, and NGM is fundamentally driven by the same motivation,” said Dr. Perlmutter. “In particular, I have long-admired Dr. Jin-Long Chen, with whom I was privileged to work at Amgen, and I am impressed by the way that his ability to elucidate important new biological principles through careful experimentation has enabled NGM to develop a broad pipeline of innovative therapeutic candidates. As a future member of NGM’s board, I look forward to helping to advance NGM’s mission: to deliver transformative medicines to patients.”

Dr. Perlmutter has served as a director on numerous corporate boards in the U.S. and Europe, and currently serves on the Board of insitro, a privately held machine learning-driven drug discovery and development company.

Prior to assuming leadership roles in the biopharmaceutical industry, Dr. Perlmutter was a professor in the Departments of Immunology, Biochemistry and Medicine at the University of Washington, Seattle, and also served as Chairman of its Department of Immunology, where he was at the same time an investigator of the Howard Hughes Medical Institute. Dr. Perlmutter was also previously both a Distinguished Fellow and past president of the American Association of Immunologists and is a Fellow of the American Academy of Arts and Sciences and the American Association for the Advancement of Science. Dr. Perlmutter graduated from Reed College in 1973 and received his M.D. and Ph.D. degrees from Washington University in St. Louis in 1979.

About NGM Biopharmaceuticals, Inc.

NGM is a biopharmaceutical company focused on discovering and developing novel therapeutics based on scientific understanding of key biological pathways underlying liver and metabolic diseases, retinal diseases and oncology. We leverage our biology-centric drug discovery approach to uncover novel mechanisms of action and generate proprietary insights that enable us to move rapidly into proof-of-concept studies and deliver potential first-in-class medicines to patients. At NGM, we aspire to operate one of the most productive research and development engines in the biopharmaceutical industry, with multiple programs in clinical development. Visit us at www.ngmbio.com for more information.

Important Additional Information and Where to Find It

NGM, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with NGM’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). NGM will file with the SEC and make available to its stockholders a proxy statement in connection with such solicitation. NGM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of NGM’s directors and executive officers and their respective interests in NGM by security holdings or otherwise are set forth in NGM’s proxy statement for the 2020 annual meeting of stockholders filed with the SEC on April 8, 2020 and will be set forth in NGM’s proxy statement for the 2021 Annual Meeting, which documents are or will be available at NGM’s investor relations website at https://ir.ngmbio.com/financial-information/sec-filings. To the extent holdings of such participants in NGM’s securities have changed since the amounts described in the 2020 proxy statement, or if a particular participant’s holdings are not set forth in the 2020 proxy statement, such holdings (or changes thereto) have been reflected in subsequent statements of beneficial ownership on file with the SEC and will be reflected in NGM’s proxy statement for the 2021 Annual Meeting. Information regarding the special interests of such participants, if any, in the matters to be voted on at the 2021 Annual Meeting will be included in the 2021 proxy statement referred to above. You can obtain free copies of these referenced documents as described below.

The proxy statement for the 2021 Annual Meeting (and any amendments or supplements thereto) and any other relevant documents and other material filed by NGM with the SEC, are or will be available for no charge at the SEC’s website at www.sec.gov and at NGM’s investor relations website at https://ir.ngmbio.com/financial-information/sec-filings. Copies may also be obtained free of charge by contacting NGM by mail at 333 Oyster Point Boulevard, South San Francisco, California 94080, Attn: Secretary, or by telephone at (650) 392-1768.

Forward Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “mission,” “advance,” “continue,” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to NGM’s mission to deliver life-changing medicines; NGM advancing its clinical pipeline in liver and metabolic diseases, retinal diseases and oncology and continuing to operate its highly productive discovery research engine; Dr. Perlmutter joining the NGM Board; and other statements that are not historical fact. Because such statements deal with future events and are based on NGM’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of NGM could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully enrolling or completing clinical studies, the risk that the results obtained to date in NGM’s clinical trials may not be indicative of results obtained in subsequent pivotal or other late-stage trials and the risk that ongoing or future clinical studies may not show that NGM’s product candidates are tolerable and effective; the ongoing COVID-19 pandemic, which has adversely affected, and could materially and adversely affect in the future, NGM’s business and operations, including NGM’s clinical trials; the time-consuming and uncertain regulatory approval process; NGM’s reliance on third-party manufacturers for aldafermin and its other product candidates; the holding of and the results of voting at the 2021 Annual Meeting; the sufficiency of NGM’s cash resources and need for additional capital; and other risks and uncertainties affecting NGM and its development programs, including those discussed in the section titled “Risk Factors” in NGM’s annual report on Form 10-K for the year ended December 31, 2020 filed with the United States Securities and Exchange Commission (“SEC”) on March 15, 2021 and future filings and reports that NGM makes from time to time with the SEC. Except as required by law, NGM assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Contact: Alex Schwartz ir@ngmbio.com	Media Contact: Liz Melone media@ngmbio.com